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                                                                   Exhibit 10.28


                                     SPIRIT
                                  AEROSYSTEMS
                                 HOLDINGS, INC.
                               AMENDED AND RESTATED
                                   LONG-TERM
                                 INCENTIVE PLAN


                                December 1, 2006
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                       SPIRIT AEROSYSTEMS HOLDINGS, INC.
                              AMENDED AND RESTATED
                            LONG-TERM INCENTIVE PLAN

                                Table of Contents

ARTICLE I -- PURPOSE ....................................................      1

    Section 1.01.  Purpose ..............................................      1

ARTICLE II -- DEFINITIONS ...............................................      1

    Section 2.01.  Board of Directors ...................................      1
    Section 2.02.  Code .................................................      1
    Section 2.03.  Committee ............................................      1
    Section 2.04.  Company ..............................................      1
    Section 2.05.  Employee .............................................      2
    Section 2.06.  Employer .............................................      2
    Section 2.07.  Participant ..........................................      2
    Section 2.08.  Plan .................................................      2
    Section 2.09.  Separation from Service ..............................      2
    Section 2.10.  Sole Discretion ......................................      2

ARTICLE III -- ELIGIBILITY ..............................................      2

    Section 3.01.  Eligibility ..........................................      2

ARTICLE IV - GRANTS OF SHARES ...........................................      2

    Section 4.01.  Grants ...............................................      2
    Section 4.02.  Interest in Shares ...................................      3
    Section 4.03.  Conditions ...........................................      3
    Section 4.04.  Restriction on Transfer of Shares ....................      4
    Section 4.05.  Dividends ............................................      4
    Section 4.06.  No Rights of Stockholder .............................      4

ARTICLE V -- ADMINISTRATION .............................................      4

    Section 5.01.  Committee ............................................      4
    Section 5.02.  Reliance on Certificates, etc ........................      5

ARTICLE VI -- AMENDMENT AND TERMINATION .................................      5

    Section 6.01.  Amendment ............................................      5
    Section 6.02.  Termination ..........................................      5


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
ARTICLE VII -- MISCELLANEOUS ............................................      6

    Section 7.01.  Effective Date .......................................      6
    Section 7.02.  Payments Net of Withholding ..........................      6
    Section 7.03.  Binding on Successors ................................      6
    Section 7.04.  Adoption by Other Employers ..........................      6
    Section 7.05.  Headings .............................................      6
    Section 7.06.  Notices ..............................................      6
    Section 7.07.  Severability .........................................      6
    Section 7.08.  No Contract of Employment ............................      6
    Section 7.09.  Certain Limitations ..................................      7
    Section 7.10.  State Law ............................................      7
    Section 7.11.  Government and Other Regulations .....................      7
    Section 7.12.  Nonexclusivity of the Plan ...........................      7


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                        SPIRIT AEROSYSTEMS HOLDINGS, INC.
                              AMENDED AND RESTATED
                            LONG-TERM INCENTIVE PLAN


         W I T N E S S E T H: THAT;

         WHEREAS, the Company provides specified incentive benefits to Participants in the form of shares of the Company's Class B Common Stock, par value $0.01 per share ("Shares") pursuant to and in accordance with the terms and conditions of the Spirit AeroSystems Holdings, Inc. Long-Term Incentive Plan; and

         WHEREAS, the Company desires to amend and restate the Plan in its entirety on the terms and conditions set forth herein, including re-naming the Plan; and

         WHEREAS, the Board of Directors of the Company has reviewed the terms and provisions hereof and found them satisfactory.

         NOW, THEREFORE, effective December 1, 2006, the Company does hereby adopt this amended and restated Plan on the terms and conditions set forth herein, which restated Plan shall be known as the "Spirit AeroSystems Holdings, Inc. Amended and Restated Long-Term Incentive Plan."


                              ARTICLE I -- PURPOSE

         Section 1.01. Purpose. The purpose of the Plan is to provide specified benefits in the form of Shares to Employees who are eligible to participate in the Plan, subject to certain conditions and restrictions, as set forth in the Plan. The maximum aggregate number of Shares that may be granted to Participants under the Plan shall be 400,000 Shares.


                            ARTICLE II -- DEFINITIONS

         For purposes of the Plan, the following terms shall have the following meanings, unless the context clearly indicates otherwise.

         Section 2.01. Board of Directors means the Board of Directors of the Company.

         Section 2.02. Code means the Internal Revenue Code of 1986, as amended.

         Section 2.03. Committee means the Board of Directors or a committee appointed by, and serving at the pleasure of, the Board of Directors for purposes of administering the Plan, which committee shall operate under rules and procedures established by the Board of Directors from time to time for such purpose.

         Section 2.04. Company means Spirit AeroSystems Holdings, Inc., a Delaware corporation, or its successor.


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         Section 2.05. Employee means a consultant or independent contractor of the Employer or any individual who is employed and compensated (by a payroll check issued directly from the Employer or Employer agent to the Employee or direct payroll deposit made to the Employee's account) by the Employer or Employer agent.

         Section 2.06. Employer means the Company, Spirit AeroSystems, Inc. (or its successor), and any other entity that adopts this Plan with the consent and approval of the Committee.

         Section 2.07. Participant means an Employee who has been designated by the Committee as eligible to participate in this Plan pursuant to Section 3.01. Where the context requires, the term "Participant" also shall include a former Participant.

         Section 2.08. Plan means this Spirit AeroSystems Holdings, Inc. Amended and Restated Long-Term Incentive Plan, as amended.

         Section 2.09. Separation from Service means the termination of employment (including termination of a consulting or independent contractor arrangement) with the Employer. The term includes, but is not limited to, a termination which arises from a Participant's death, disability, discharge (with or without cause), or voluntary termination. In the case of an employee, the term shall not include any temporary absences due to vacation, sickness, or other leaves of absence granted to a Participant by the Employer. A Separation from Service shall not be deemed to occur, however, upon a transfer involving any combination of any entity comprising the Employer.

         Section 2.10. Sole Discretion means the right and power to decide a matter, which right may be exercised arbitrarily at any time and from time to time.


                           ARTICLE III -- ELIGIBILITY

         Section 3.01. Eligibility. The Committee shall have the unrestricted right and power, which may be exercised in its Sole Discretion at any time and from time to time, to designate Employees who are eligible to participate in this Plan. The Committee also shall have the right, in its Sole Discretion, to terminate an individual's future participation in this Plan.


                          ARTICLE IV - GRANTS OF SHARES

         Section 4.01. Grants. The Committee may, in its Sole Discretion, establish an individual schedule or schedules for each Participant setting forth certain performance targets or goals for such Participant and a corresponding grant of Shares to a Participant under the Plan, which schedule may be revised by the Committee at any time and from time to time, in its Sole Discretion. In addition, the Committee may, in its Sole Discretion, make such other grants of Shares to Participants as it deems desirable from time to time.


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         In the event Shares are granted to a Participant under the Plan (which
Shares shall be subject to the restrictions contained in this Plan, "Restricted Shares"), the Committee shall have the unrestricted right and power, in its Sole Discretion, to establish such terms, conditions, restrictions, or procedures related to a grant of such Restricted Shares as the Committee deems necessary or appropriate, including, but not limited to, requiring, as a condition precedent to a grant of such Restricted Shares under the Plan, that a Participant execute the Investor Stockholders Agreement, dated as of June 16, 2005, between the Company and its shareholders (the "Stockholders Agreement"), and such other agreements with the Company and/or other shareholders in the Company as the Committee deems necessary or appropriate, in such form and substance as may be satisfactory to the Committee in its Sole Discretion. Participation by a Participant in any grant of Restricted Shares under the Plan shall neither limit nor require participation by the Participant in any other benefits under the Plan, it being within the Sole Discretion of the Committee to determine the individuals eligible to participate in the Plan and in a grant of Shares under the Plan. The Restricted Shares may be either previously issued Shares that have been reacquired by the Company or authorized but unissued Shares, as the Board of Directors shall from time to time determine. If any Participant's interest in Restricted Shares granted under the Plan terminates, any Shares in which the Participant has no further interest shall again become available to be granted under the Plan.

         Section 4.02. Interest in Shares. A Participant granted Restricted Shares on or after December 1, 2006 shall have no interest in those Shares upon grant and shall only acquire an interest in those Shares upon the Participant being credited with such service as the Committee may determine in its Sole Discretion after the date such Shares are granted to the Participant. Restricted Shares granted to a Participant shall be deemed to have been granted as of the date designated and prescribed by the Committee. If a Separation from Service occurs following the grant of a Restricted Share and prior to completion of the prescribed service requirement, the Participant's interest in such Share shall automatically terminate and be of no further force or effect.

         Restricted Shares granted prior to December 1, 2006 shall be subject to the terms and conditions of this Plan at the time such Restricted Shares were granted.

         Notwithstanding the foregoing, the Committee may at any time, in its Sole Discretion, credit a Participant service after the date Restricted Shares are granted to the Participant or otherwise increase the number of, or any Participant's interest in, Restricted Shares granted under the Plan if the Committee determines, in its Sole Discretion, it is in the best interests of the Company to do so.

         Section 4.03. Conditions. Shares acquired under the Plan shall be subject to any and all terms, conditions, and restrictions set forth in the Company's certificate of incorporation and bylaws, as well as the Stockholders Agreement and any other agreement entered into with respect to such Shares.


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         Section 4.04. Restriction on Transfer of Shares. Shares acquired under this Plan shall be subject to such conditions and restrictions on transfer as are set forth in the Company's certificate of incorporation and bylaws, as well as the Stockholders Agreement, and any other agreement entered into with respect to such Shares. Any voluntary or involuntary sale, assignment, transfer, or exchange of Shares acquired under the Plan that fails to satisfy or comply with any applicable condition or restriction on such sale, assignment, transfer, or exchange shall be void and of no effect and shall not bind or be recognized by the Company. No Shares may be transferred unless the transferee first executes, acknowledges, and delivers to the Company such instruments as the Company may deem necessary or advisable to effect the transfer.

         Section 4.05. Dividends. Dividends declared by the Board of Directors with respect to Shares shall, with respect to any Restricted Shares, be cumulated and paid to the Participant only if and at the time, and to the extent that, the Participant acquires an interest in any such Restricted Shares in accordance with this Article IV.

         Section 4.06. No Rights of Stockholder. Restricted Shares shall not be subject to transfer or assignment, and a Participant shall not have the rights of a stockholder in the Company with respect to Restricted Shares unless and until the Participant acquires an interest in such Restricted Shares in accordance with this Article IV.


                             ARTICLE V -- ADMINISTRATION

         Section 5.01. Committee. The Committee shall have full power to administer this Plan in all of its details, which powers shall include, but are not limited to, the authority, in addition to all other powers provided by this Plan, to:

         A. Determine in its Sole Discretion the eligibility of any individual to participate in the Plan;

         B. Make discretionary interpretations regarding the terms of the Plan and make factual findings with respect to any issue arising under the Plan, including, but not limited to, the power to determine whether an individual is eligible to participate in the Plan or receive benefits under the Plan and whether an individual has incurred a Separation from Service, with its interpretation to be final and conclusive;

         C. Compute the amounts payable for any Participant or other person in accordance with the provisions of the Plan, determine the manner and time for making such payments in accordance with the provisions of the Plan, and determine and authorize the person or persons to whom such payments will be paid;

         D. Receive and review claims for benefits and render decisions respecting such claims under the Plan;


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         E.    Make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of this Plan;

         F. Appoint such agents, specialists, legal counsel, accountants, consultants, or other persons as the Committee deems advisable to assist in administering the Plan; and

         G.    Maintain all records of the Plan.

         Section 5.02. Reliance on Certificates, etc. The members of the Committee, the Board of Directors, and the officers and employees of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants and on all opinions given by any duly appointed legal counsel. Such legal counsel may be counsel for the Employer.


                     ARTICLE VI -- AMENDMENT AND TERMINATION

         Section 6.01. Amendment. The Board of Directors reserves the right, at will, at any time and from time to time, to modify, alter, or amend this Plan (including without limitation a retroactive modification, alteration, or amendment), in whole or in part, and any such modification, alteration, or amendment shall be binding upon the Company, the Committee, each Participant, any adopting Employer, and all other persons; provided, however, that no amendment shall, without the Participant's (or present interest Beneficiary's) written consent, reduce the amount of Shares that a Participant (or present interest Beneficiary) is then entitled to receive (the same as if the Participant had incurred a Separation from Service as of such date), including, but not limited to, any interest in Shares the Participant may have acquired under the Plan, subject to the terms and conditions of the Company's certificate of incorporation and bylaws, the Stockholders Agreement, and any other agreement entered into with respect to such Shares. Notwithstanding the foregoing, no consent shall be required and the Board of Directors shall have the right to modify, alter, or amend this Plan (including a retroactive modification, alteration or amendment), at will and at any time, if it determines, in its Sole Discretion, that such amendment is necessary to comply with applicable law, which shall include, but shall not be limited to, the right to retroactively apply any amendments necessary to comply with any provision of the Code or any judicial or administrative guidance interpreting such provision.

         Section 6.02. Termination. The Company will have no obligation whatsoever to maintain this Plan for any given length of time and may, at will and at any time, discontinue or terminate this Plan in whole or in part. In addition, an adopting Employer shall have the right to discontinue or terminate its participation in this Plan as to its Employees. Further, upon termination of the Plan, the rights of each Participant to acquire an interest in the Shares granted to such Participant under the Plan shall terminate.


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                            ARTICLE VII -- MISCELLANEOUS

         Section 7.01. Effective Date. The Plan shall be effective from and after the date of its adoption and approval by the Board of Directors and the stockholders of the Company.

         Section 7.02. Payments Net of Withholding. Notwithstanding any other provision of the Plan, all transfers shall be net of any amount sufficient to satisfy all federal, state, and local withholding tax requirements, and shall also be net of all amounts owed by Participant to the Employer.

         Section 7.03. Binding on Successors. This Plan shall be binding upon all Participants, their respective heirs, and personal representatives, and upon the Employer, its successors, and assigns.

         Section 7.04. Adoption by Other Employers. Any employer, corporation or other entity with employees now in existence or hereafter formed or acquired, which is not already an Employer under this Plan, and which is otherwise legally eligible, may in the future, with the consent and approval of the Company, adopt this Plan, and thereby, from and after the specified effective date, become an Employer under this Plan. However, the sole and absolute right to amend the Plan is reserved to the Company. It shall not be necessary for the adopting corporation or entity to sign or execute the original or the amended Plan documents. The administrative powers and control of the Company as provided in the Plan, including the sole right of amendment and of appointment and removal of the Committee, shall not be diminished by reason of the participation of any such adopting entity in this Plan.

         Section 7.05. Headings. The headings used in this Plan are inserted for reference purposes only and shall not be deemed to limit or affect in any way the meaning or interpretation of any of the terms or provisions herein.

         Section 7.06. Notices. Any notices or communications permitted or required to be given herein by any Participant, the Company, the Committee, the Employer, or any other person shall be deemed given either (i) when delivered, or (ii) three days after being placed in the United States mail in an envelope addressed to the last communicated address of the person to whom the notice is being given, with adequate postage thereon prepaid.

         Section 7.07. Severability. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions thereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         Section 7.08. No Contract of Employment. Nothing contained herein shall be construed to constitute a contract of employment between any employee and any employer. Nothing herein contained shall be deemed to give any employee the right to be retained in the employ of an employer or to interfere with the right of the employer to discharge any employee at any time without regard to the effect such discharge might have on the employee as a Participant under this Plan.



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         Section 7.09. Certain Limitations. In the event the Employer is subject to legal limitations on the payment of benefits, then benefit payments hereunder shall be reduced or eliminated, as the case may be, to comply with such legal limitations.

         Section 7.10. State Law. This Plan and all agreements entered into under the Plan shall be governed, construed, administered, and regulated in all respects under the laws of the State of Delaware, without regard to the principles of conflicts of law, to the extent such laws are not preempted by the laws of the United States of America. Any action concerning the Plan or any agreement entered into under the Plan shall be maintained exclusively in the state or federal courts in Delaware.

         Section 7.11. Government and Other Regulations. The obligation of the Company to grant or sell and deliver Shares under the Plan shall be subject to all applicable laws, rules, and regulations and such approvals by any governmental agencies as may be required, including, but not limited to, the effectiveness of a registration statement under the Securities Act of 1933, as amended, as deemed necessary or appropriate by legal counsel for the Company.

         Section 7.12. Nonexclusivity of the Plan. The adoption of the Plan by the Board of Directors shall not be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable.


         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by a duly authorized officer as of the 3rd day of November, 2006.


                                               SPIRIT AEROSYSTEMS HOLDINGS, INC.


                                               By:  /s/ Nigel Wright
                                                    ----------------------------

                                               Its: Secretary
                                                    ----------------------------


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